                                  EXHIBIT 10.9

                                       TO

                        WatchGuard Technologies, Inc.'s

                       Registration Statement on Form S-1

     "[ * ]" = omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

OEM Master License Agreement Number:  0897-SEA-O-MLA-1

                             RSA DATA SECURITY(TM)

                         OEM MASTER LICENSE AGREEMENT

     THIS OEM MASTER LICENSE AGREEMENT ("Agreement"), effective as of the later date of execution ("Effective Date"), is entered into by and between RSA Data Security, Inc., a Delaware corporation ("RSA"), having a principal address at 100 Marine Parkway, Suite 500, Redwood City, California 94065, and the entity named below ("OEM"), having a principal address as set forth below.

OEM:

Seattle Software Labs, a Delaware corporation
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(Name and jurisdiction of incorporation)

316 Occidental Avenue South
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(Address)
Suite 300
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Seattle, WA 98104
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OEM Legal Contact:

  Don Lenhart  206 521 8373
  -------------------------------------
  (name, telephone and title)

OEM Billing Contact:

  Shari Elsoe, Controller  206 521 8366
  -------------------------------------
  (name, telephone and title)

OEM Technical Contact:

  Chris Boeccio  206 521 8348
  -------------------------------------
  (name, telephone and title)

OEM Commercial Contact:

  Don Lenhart, VP Strategic Dev.  206 521 8373
  --------------------------------------------
  (name, telephone and title)

Territory:

[_]  North America (United States and Canada)

[X]  Worldwide, subject to Section 10.7

Separate Maintenance Agreement:  YES [X]  NO [_]

1.   DEFINITIONS

     The following terms when used in this Agreement shall have the following meanings:

     1.1 "Bundled Product(s)" means one or more of the products or product groups described on a License/Product Schedule attached hereto and referencing this Agreement which has been or will be developed by OEM and which incorporates in the OEM Product in any manner any portion of the RSA Object Code. A Bundled Product must represent a significant functional and value enhancement to the Licensed Software such that the primary reason for an End User Customer to license such Bundled Product is other than the right to receive a license to the Licensed Software included in the Bundled Product.

     1.2 "Distributor" means a dealer or distributor in the business of reselling Bundled Products to End User Customers, directly or through one or more Distributors, by virtue of authority of OEM. Bundled Products resold by a Distributor shall bear OEM's trademarks and service marks and shall not be privately labeled by such Distributor or other parties. A Distributor shall have no right to modify any part of the Bundled Product.

     1.3 "End User Customer" means a person or entity licensing RSA Object Code as part of a Bundled Product from OEM or a Distributor solely for personal or internal use and without right to license, assign or otherwise transfer such Bundled Product to any other person or entity.

     1.4 "Interface Modification" means a modification to the RSA Source Code constituting and limited to hooks, ports or interfaces and similar modifications necessary to permit the Licensed Software to operate in accordance with the User Manual in OEM Products.

     1.5 "License/Product Schedule" means a schedule substantially in the form of Exhibit "A" hereto completed and executed with respect to a Bundled Product and specifying the Licensed Software, Field of Use limitation (if any), license and maintenance fees, and other matters with respect to such Bundled Product. A License/Product Schedule can be amended pursuant to

Section 10.5 with respect to a specified Bundled Product; and additional Bundled Products may be added to this Agreement by executing an additional License/Product Schedule referencing this Agreement. All such License/Product Schedules are incorporated in this Agreement by this reference.

     1.6 "Field of Use" means a use, method of incorporation or product purpose limitation with respect to the Licensed Software for Bundled Product specified on the License/Product Schedule for such Bundled Product.

     1.7 "Licensed Software" means those portions of the RSA Software which perform the algorithm(s) specified on page 2 of a License/Product Schedule hereto as having been licensed by OEM with respect to a particular Bundled Product.

     1.8 "New Release" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number only to the right of the decimal point (e.g., Version 2.2 to Version 2.3).

     1.9 "New Version" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number to the left of the decimal point (e.g., Version 2.3 to Version 3.0).

     1.10 "OEM Product" means any product developed by OEM into which the Licensed Software is to be incorporated to create a Bundled Product.

     1.11 "RSA Object Code" means the Licensed Software in machine-readable, compiled object code form.

     1.12 "RSA Software" means RSA proprietary software quantified on a License/Product Schedule hereto and as further described in the User Manuals associated therewith. "RSA Software" shall also include all modifications and enhancements (including all New Releases and New Versions) to such programs as may be provided by RSA to OEM pursuant to this Agreement or a maintenance agreement between RSA and OEM.

     1.13 "RSA Source Code" means the mnemonic, high level statement versions of the Licensed Software written in the source language used by programmers.

     1.14  "Territory" means those geographic areas specified on page 1.

     1.15 "User Manual" means the most current version of the user manual and/or reference manual customarily supplied by RSA to OEMs who license the RSA Software.

2.   LICENSES

     2.1 License Grant. During the term and within the Field of Use limitation (if any) specified in the applicable License/Product Schedule, RSA hereby grants OEM a non-exclusive, non-transferable license to:

          2.1.1 use, if a source code license is specified in a License/Product Schedule, a single copy of the RSA Source Code on a single central processing unit accessed by one user at a time to: (i) modify the RSA Source Code solely to create Interface Modifications; (ii) compile the RSA Source Code to create object code; and (iii) maintain Bundled Products and support End User Customers.

          2.1.2 (i) incorporate the RSA Object Code into an OEM Product to create a Bundled Product; (ii) reproduce and have reproduced the RSA Object Code as incorporated in a Bundled Product as reasonably needed for inactive backup or archival purposes and, if an internal use license is specified in a License/Product Schedule, for distribution in the Territory solely to employees of OEM and solely for use by such employees for OEM's internal business purposes; and (iii) reproduce, have reproduced, and license or otherwise distribute the RSA Object Code as incorporated in a Bundled Product in the Territory.

          2.1.3 (i) use the User Manual to support End User Customers; (ii) modify and incorporate portions of the User Manual in Bundled Product document; and (iii) reproduce, have reproduced and distribute in the Territory such portions of the User Manual as incorporated in Bundled Product documentation.

     2.2 Limitations On Licenses. The licenses granted in Section 2.1 are further limited as follows:

          2.2.1 Limitation on Distributees. The RSA Object Code shall be licensed or otherwise distributed only to (i) Distributors and (ii) End User Customers.

          2.2.2 No Exposure of RSA Software. The RSA Object Code may only be accessed by the functionality of the Bundled Product in which it is included, and a Bundled Product shall not make the RSA Object Code directly accessible to End User Customers or to products other than the Bundled Product.

          2.2.3 No Standalone Product or Services. OEM may not in any way sell, lease, rent, license, sublicense or otherwise distribute the RSA Software or any part thereof or the right to use the RSA Software or any part thereof to any person or entity except as part of a Bundled Product. Unless a specific grant of rights is included in the applicable License/Product Schedule, neither OEM nor any Distributor or End User Customer may use the Bundled Product to operate a service bureau or other revenue-generating service business.

          2.2.4 License Restricted to Licensed Software and Field of Use. OEM may use or incorporate into a Bundled Product only that portion of the RSA Software which is identified as Licensed Software in the applicable License/Product Schedule. The RSA Object Code must be incorporated in a Bundled Products, and may only be reproduced, licensed or distributed in accordance with the Field of Use limitation, if any, specified in the applicable Licensed/Product Schedule.

          2.2.5 Prohibited Activities. OEM shall not modify (except to create Interface Modifications), translate, reverse engineer, decompile or disassemble the RSA Software or any part thereof, and shall prohibit Distributors and End User Customers from doing the same.

          2.2.6 RSA Root Keys. OEM may include the RSA/VeriSign, Inc. root keys (the "RSA Root Keys") in any Bundled Product in which a hierarchy root key is utilized or incorporated, provided that any such incorporation must make the RSA Root Keys functional within the Bundled Product and as accessible as any other hierarchy root key within the Bundled Product.

     2.3  Title.

          2.3.1  In RSA.  Except for the limited licenses expressly granted in
Section 2.1 and as further limited by Section 2.2, RSA does not by this Agreement grant to OEM any right, title or ownership interest in and to the RSA Software or in any related patents, trademarks, copyrights or proprietary or trade secret rights.

          2.3.2 In OEM. Except as expressly provided below, OEM does not by this Agreement grant to RSA any right, title or ownership interest in and to any Interface Modifications created by OEM as may be authorized hereunder or any related patents, copyrights or proprietary or trade secret rights of OEM; provided, however, that OEM hereby agrees that it will not assert against RSA any of such patents, copyrights or proprietary or trade secret rights with respect to any ports or interfaces developed by RSA without reference to the source code of OEM's Interface Modifications.

3.   LICENSE FEES

     3.1 License Fees. In consideration of RSA's grant to OEM of the limited license rights hereunder, OEM shall pay to RSA the amounts set forth below (the "License Fees"):

          3.1.1 Source Code License Fees. If RSA is granting to OEM RSA Source Code license rights as indicated on a License/Product Schedule, OEM shall pay to RSA the source code License Fees specified on such License/Product Schedule upon execution of such License/Product Schedule.

          3.1.2 Object Code License Fees. In consideration of RSA's grant to OEM of the RSA Object Code license rights for the Bundled Products described in each License/Product Schedule, OEM shall pay to RSA the object code License Fees specified on each such License/Product Schedule in accordance with the terms contained therein.

     3.2 Taxes. All taxes, duties, fees and other governmental charges of any kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of RSA) which are imposed by or under the authority of any government or any political subdivision thereof on the License Fees or any aspect of this Agreement shall be borne by OEM and shall not be considered a part of a deduction from or an offset against License Fees.

     3.3 Prepayment of License Fees. OEM shall prepay License Fees in the amount set forth in a License/Product Schedule, if any, upon execution of the License/Product Schedule. In no event shall such prepayment be refundable. If OEM has prepaid License Fees with respect to a Bundled Product, all of such prepaid amounts may be offset against License Fees accrued at a rate of fifty cents ($0.50) for each dollar ($1.00) of License Fees accrued until the prepayments are exhausted. OEM shall show the application of prepaid License Fees in the licensing reports provided to RSA pursuant to Section 3.7.

     3.4 Use of Net Sales Price. If a License Fee based on Net Sales Price is specified in a License/Product Schedule, the "Net Sales Price" means the gross amount of all cash, in-kind or other consideration receivable by OEM at any time in consideration of the licensing or other distribution of the Bundled Products, excluding any amounts receivable by OEM for sales and use taxes, shipping, insurance and duties, and reduced by all discounts, refunds or allowances granted in the ordinary course of business. For the purposes of determining Net Sales Price, the amount of in-kind or other non-cash consideration receivable by OEM shall be deemed to have a dollar value equal to the standard price (as listed in OEM's published price schedule on the date of the grant of the license or the sale in question) for such Bundled Product, less all cash paid.

     3.5 Terms of Payment. Object code License Fees payable on an on-going basis shall accrue with respect to Bundled Products licensed or otherwise distributed by OEM or Distributors, as applicable, upon the date of invoice of the Bundled Product to an End User Customer or Distributor. License Fees due RSA hereunder shall be paid by OEM to the attention of the Software Licensing Department at RSA's address set forth above on or before the thirtieth (30th) day after the close of the calendar quarter during which the License Fees accrued. A late payment penalty on any License Fees not paid when due shall be assessed at the rate of one percent (1%) per thirty (30) days, beginning on the thirty-first (31st) day after the last day of the calendar quarter to which the delayed payment relates.

     3.6 U.S. Currency. All payments hereunder shall be made in lawful United States currency and shall in no case be refundable. If OEM receives payment in foreign currencies, the amount of its License Fees to RSA shall be calculated using the closing exchange rate published in The Wall Street Journal, Western Edition, on the last business day such journal is published in the calendar quarter immediately preceding the date of payment.

     3.7 Licensing Report. A report in reasonably detailed form setting forth the calculation of License Fees due from OEM and signed by a responsible officer of OEM shall be delivered to RSA on or before the thirtieth (30th) day after the close of each calendar quarter during the term of this Agreement, regardless of whether License Fee payments are required to be made pursuant to Section 3.5. The report shall include, at a minimum, the following information (if applicable to the method of calculating License Fees designated in a License/Product Schedule) with respect to the relevant quarter: (i) the total number of copies/units of Bundled Products licensed or otherwise distributed by OEM and Distributors (indicating the names and versions thereof); (ii) if applicable, the total Net Sales Price invoiced to Distributors and End User Customers; and
(iii) total License Fees accrued.

     3.8 Audit Rights. RSA shall have the right, at its sole cost and expense, to have an independent certified public accountant conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of OEM to verify the number of copies, units of Bundled Products licensed or otherwise distributed by OEM and OEM's calculation of License Fees. If the License Fees accrued are different than those reported, OEM will be invoiced or credited for the difference, as applicable. Any additional License Fees, along with the late payment penalty assessed in accordance with Section 3.5, shall be payable within thirty (30) days of such invoice. If the deficiency in License Fees paid by OEM is greater than five percent (5%) of the License Fees reported by OEM for any quarter, OEM will pay the reasonable expenses associated with such audit, in addition to the deficiency.

     3.9 Evaluation Copies. OEM may deliver copies of Bundled Products to prospective End User Customers on a trial basis for evaluation purposes only (each, an "Evaluation Copy') provided that each such prospective End User Customer has received a written or electronic trial license prohibiting the End User Customer from copying, modifying, reverse engineering, decompiling or dissassembling the RSA Object Code or any part thereof. All Evaluation Copies licensed shall contain a feature which disables the Evaluation Copy no later than sixty (60) days after delivery to the prospective End User Customer. No License Fees shall be reportable or payable with respect to Evaluation Copies unless and until the Evaluation Copy is replaced with or converted to a standard Bundled Product or the End User Customer is invoiced for the Bundled Product, whichever occurs first.

4.   LIMITED WARRANTY

     4.1 Limited Warranty. During the initial ninety (90) -day term of each License/Product Schedule RSA warrants that the Licensed Software specified in such License/Product Schedule will operate in material conformance to RSA's published specifications for the Licensed Software. RSA does not warrant that the RSA Software or any portion thereof is error-free. OEM's exclusive remedy, and RSA's entire liability in tort, contract or otherwise, shall be correction of any warranted nonconformity as provided in
Section 4.2 below. This limited warranty and any obligations of RSA hereunder shall not apply to any Interface Modifications or any nonconformities caused thereby and shall terminate immediately if OEM makes any modification to the RSA Software other than Interface Modifications.

     4.2 Error Correction. In the event OEM discovers an error in the Licensed Software which causes the Licensed Software not to operate in material conformance to RSA's published specifications therefor, OEM shall submit to RSA a written report describing such error in sufficient detail to permit RSA to reproduce such error. Upon receipt of any such written report, RSA will use its reasonable business judgment to classify a reported error as either: (i) a "Level 1 Severity" error, meaning an error that causes the Licensed Software to fail to operate in a material manner or to produce materially incorrect results and for which there is no work around or only a difficult work around; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the Licensed Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the Licensed Software suffers no material impact. RSA will acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to OEM as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the RSA Software.

     4.3  DISCLAIMER.  EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN THIS
SECTION 4, THE RSA SOFTWARE IS PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER, RSA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS, RSA DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN OEM WITH RESPECT TO THE RSA SOFTWARE. OEM SHALL NOT, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT ITS AGENTS AND EMPLOYEES DO NOT, MAKE OR PASS THROUGH ANY SUCH WARRANTY ON BEHALF OF RSA TO ANY DISTRIBUTOR, END USER CUSTOMER OR OTHER THIRD PARTY.

5.   ADDITIONAL OBLIGATIONS OF OEM

     5.1 Bundled Product Marketing. OEM is authorized to represent to Distributors and End User Customers only such facts about the RSA Software as RSA states in its published product descriptions, advertising and promotional materials or as may be stated in other non-confidential written material furnished by RSA.

     5.2 Customer Support. OEM shall, at its expense, provide all support for the Bundled Products to Distributors and End User Customers.

     5.3 License Agreements. OEM shall cause to be delivered to each Distributor and End User Customer a license agreement which shall contain, at a minimum, substantially all of the limitations of rights and the protections for RSA which are contained in Sections 2.2, 5.4, 7, 10.7 and 10.8 of this Agreement. OEM shall use commercially reasonable efforts to enforce the terms of such agreements.

     5.4  Proprietary Rights.

     5.4.1 Copyright Notices; Licensee Seals. OEM agrees not to remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within the RSA Source Code, RSA Object Code, User Manuals or any related materials or documentation. OEM further agrees to insert and maintain:
(i) within every Bundled Product and any related materials or documentation a copyright notice in the name of OEM; and (ii) within the splash screens, user documentation, printed product collateral, product packaging and advertisements for the Bundled Product, product packaging and advertisements for the Bundled Product, the RSA "License Seal" from the form attached as Exhibit B to this Agreement and a statement that the Bundled Product contains the RSA Software.

     5.4.2 Trademarks. By reason of this Agreement or the performance hereof, OEM shall acquire no rights of any kind in any RSA trademark, trade name, logo or product designation under which the RSA Software was or is marketed and OEM shall not make any use of the same for any reason except as expressly authorized by this Agreement or otherwise authorized in writing by RSA. OEM shall cease to use the markings, or any similar markings, in any manner on the expiration or other termination of this Agreement.

6.   CONFIDENTIALITY

     6.1 Confidentiality. Each party acknowledges that in its performance of its duties hereunder, the other party may communicate to it (or its designees) certain confidential and proprietary information of such party, including the RSA Software (in the case of RSA) and know-how, technology, techniques, and business, product, and marketing plans of each such party (collectively, the "Know-How"), all of which are confidential and proprietary to, and trade secrets of, the disclosing party. The receiving party agrees to hold the Know-How disclosed to it and, in the case of OEM the RSA Software, within its own organization and shall not, without the specific written consent of the disclosing party or as expressly authorized herein, utilize in any manner, publish, communicate, or disclose any part of the disclosing party's Know-How or the RSA Software (in the case of OEM) to third parties. This Section 6.1 shall impose no obligations on either party with respect to any Know-How which: (i) is in the public domain at the time disclosed by the disclosing party; (ii) enters the public domain after disclosure other than by a breach of the receiving party's obligations hereunder or by a breach of another party's confidentiality obligation; or (iii) is shown by documentary evidence to have been known by the receiving party prior to its receipt from he disclosing party. Each party will take such steps as are consistent with its protection of its own confidential and proprietary information (but will in no event exercise less than reasonable care) to insure that the provisions of this Section 6.1 are not violated by its End User Customers, Distributors, employees, agents or any other person.

     6.2 Source Code. OEM acknowledges the extreme importance of the confidentiality and trade secret status of the RSA Source Code and OEM agrees, in addition to complying with the requirements of Section 6.1 as it relates to the RSA Source Code, to: (i) only use the RSA Source Code at the address set forth on page 1 hereof or such alternate location specified in the applicable License/Product Schedule; (ii) inform any employee that is granted access to all or any portion of the RSA Source Code of the importance of preserving the confidentiality and trade secret status of the RSA Source Code; and (iii) maintain a controlled, secure environment for the storage and use of the RSA Source Code.

     6.3 Publicity. Neither party will disclosed to third parties, other than its agents and representatives on a need-to-know basis, the terms of this Agreement or any exhibits hereto (including without limitation any License/Product Schedule) without the prior written consent of the other party, except (i) either party may disclose such terms to the extent required by law;
(ii) either party may disclose the existence of this Agreement; and (iii) RSA shall have the right to disclose that OEM is an OEM of the RSA Software and that any publicly-announced Bundled Product incorporates the RSA Software.

     7. LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE:
(I) EXCEPT FOR RSA'S OBLIGATIONS ARISING UNDER SECTION 8, UNDER NO CIRCUMSTANCES SHALL RSA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID BY OEM HEREUNDER, AND (II) EXCEPT FOR OEM'S LIABILITY RESULTING FROM BREACH OF SECTIONS 2 AND 6, UNDER NO CIRCUMSTANCES SHALL OEM'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THREE (3) TIMES THE TOTAL AMOUNT PAYABLE BY OEM TO RSA HEREUNDER.

8.   INTELLECTUAL PROPERTY INDEMNITY

     8.1 Duty to Defend. RSA agrees that it shall, at its own expense, defend, or at its option settle, any action instituted against OEM, and pay any award or damages assessed or settled upon against OEM resulting from such action, insofar as the same is based upon a claim that any Licensed Software used within the terms of this Agreement and the applicable License/Product Schedule infringes any United States patent, copyright or trade secret or a claim that RSA has no right to license the Licensed Software hereunder, provided that OEM gives RSA:
(i) prompt notice in writing of such action (ii) the right to control and direct the investigation, preparation, defense and settlement of the action; and (iii) reasonable assistance and information.

     8.2 RSA Options. If, as a result of any binding settlement among the parties or a final determination by a court of competent jurisdiction, any of the Licensed Software is held to infringe and its use is enjoined, or if RSA reasonably determines in its sole discretion that the Licensed Software may become subject to an injunction, RSA shall have the option to: (i) obtain the right to continue use of the Licensed Software; (ii) replace or modify the Licensed Software so that it is no longer infringing; or (iii) refund the License Fees paid by OEM hereunder less depreciation for use assuming straight line depreciation over a five (5) -year useful life and terminate the Agreement.

     8.3 Exclusions. Notwithstanding the foregoing, RSA shall have no liability under this Section 8 if the alleged infringement arises from (I) the use, in the manner specified in the relevant User Manual, of other than the current unaltered (including Interface Modifications) release of the Licensed Software, or (II) combination of the Licensed Software with other equipment or software not provided by RSA, if such action would have been avoided but for such use or combination.

     8.4 Exclusive Remedy. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE FOREGOING STATES RSA'S ENTIRE LIABILITY AND OEM'S EXCLUSIVE REMEDY FOR PROPRIETARY RIGHTS INFRINGEMENT.

9.   TERM AND TERMINATION

     9.1 Term. The license rights granted hereunder shall be effective with respect to each License/Product Schedule as of the date thereof and shall continue in full force and effect for each item of Licensed Software for the period set forth on the applicable License/Product Schedule unless sooner terminated pursuant to the terms of this Agreement.

     9.2 Termination. Either party shall be entitled to terminate this Agreement at any time on written notice to the other in the event of a material default by the other party and a failure to cure such default within a period of thirty (30) days following receipt of written notice specifying that a default has occurred.

     9.3 Insolvency. Upon (i) the institution of any proceedings by or against either party seeking relief, reorganization or arrangement under any laws relating to insolvency, which proceeding are not dismissed within sixty (60) days; (ii) the assignment for the benefit of creditors, or the appointment of a receiver, liquidator or trustee, of any of either party's property or assets; or
(iii) the liquidation, dissolution or winding up of either party's business; then and in any such events this Agreement may immediately be terminated by the other party upon written notice.

     9.4 Termination for Convenience. The parties acknowledge and agree that OEM may at any time delay, interrupt or cease use of the Licensed Software, but this Agreement and all the terms and conditions contained herein or any applicable License/Product Schedule shall continue in full force, including any obligations to make quarterly reports. OEM may elect to terminate this Agreement upon ninety (90) days written notice at it is expressly understood that such termination shall not discharge any payment obligations accrued as of the date of such termination or entitle OEM to a refund of any amounts previously paid to RSA.

     9.5 Effect of Termination. Upon the expiration or termination of this Agreement (or the license rights under a particular License/Product Schedule), OEM shall cease making copies of, using or licensing the RSA Software, User Manual and Bundled Products, excepting only such copies of Bundled Products necessary to fill orders placed with OEM prior to such expiration or termination. OEM shall destroy all copies of the RSA Software, User Manual and Bundled Products not subject to any then-effective license agreement with an End User Customer and all information and documentation provided by RSA to OEM (including all Know-How), other than such copies of the RSA Object Code, the User Manual and the Bundled Products as are necessary to enable OEM to perform its continuing support obligations in accordance with Section 5.2, if any. Notwithstanding the foregoing, if OEM has licensed RSA Source Code hereunder, for a period of one (1) year after the date of expiration or termination of the license rights granted under this Agreement for any reason other than as a result of default or breach by OEM, OEM may retain one (1) copy of the RSA Source Code and is hereby licensed for such term to use such copy solely for the purpose of supporting End User Customers. Upon the expiration of such one (1)- year period, OEM shall return such single copy of the RSA Source Code to RSA or certify to RSA that the same has been destroyed. Any expiration or termination shall not discharge any obligation to pay License Fees which have accrued or are owing as of the effective date of such expiration or termination.

     9.6 Survival of Certain Terms. The following provisions shall survive any expiration or termination: 2.2, 2.3, 3.8, 4.3, 6, 7, 9 and 10.

10.  MISCELLANEOUS PROVISIONS

     10.1 Governing Law and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles. All disputes arising out of this Agreement will be subject to the exclusive jurisdiction and venue of the California state courts and the United States District Court for the Northern District of California, and the parties consent to the personal and exclusive jurisdiction of these courts. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     10.2 Binding upon Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, representatives, administrators and assigns of the parties hereto. Notwithstanding the generality of the foregoing, this Agreement shall not be assignable by OEM, by operation of law or otherwise, without the prior written consent of RSA, which shall not be unreasonably withheld; provided, however, that RSA may withhold its consent to the assignment of this Agreement with respect to any License/Product Schedule providing for a paid-up License Fee. Any such purported assignment or delegation without RSA's written consent shall be void and of no effect.

     10.3 Severability. If any provision of this Agreement is found to be invalid or unenforceable, such provision shall be severed from the Agreement and the remainder of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties hereto. It is expressly understood and agreed that each and every provision of this Agreement is intended by the parties to be severable and independent of any other provision and to be enforced as such.

     10.4 Entire Agreement. This Agreement and the exhibits and schedules hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereto and supersede all prior and contemporaneous agreements, representations and understandings between the parties.

     10.5 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound.

     10.6 Notices. Any notice, demand, or request with respect to this Agreement shall be in writing and shall be effective only if it is delivered by hand or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed to the appropriate party at its address set forth on page
1. Such communications shall be effective when they are received by the addressee; but if sent by certified or registered mail in the manner set forth above, they shall be effective not later than ten (10) days after being deposited in the mail. Any party may change its address for such communications by giving notice to the other party in conformity with this Section.

     10.7 Export Compliance and Foreign Reshipment Liability. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF THE RSA SOFTWARE OR BUNDLED PRODUCTS OR OF INFORMATION ABOUT THE RSA SOFTWARE OR BUNDLED PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, OEM SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY RSA SOFTWEAR OR BUNDLED PRODUCTS OR INFORMATION PERTAINING THERETO TO ANY COUNTRY TO WHICH SUCH EXPORT OR REEXPORT IS RESTRICTED OR PROHIBITED, OR AS TO WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

     10.8 Federal Government License. OEM and each of OEM's Distributors shall in all proposals and agreements with the United States government or any contractor of the United States government identify and license the Bundled Product, including the RSA Object Code incorporated therein, as follows: (i) for acquisition by or on behalf of civilian agencies, as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of OEM's or such Distributor's customary license, as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successor regulations; or (ii) for acquisition by or on behalf of units of the Department of Defense, as necessary to obtain protection as "commercial computer software" as defined in 48 C.F.R. 227.7014(a)(I) of the Department of Defense Federal Acquisition Regulation Supplement (DFARS) and related documentation in accordance with the terms of OEM's or such Distributor's customary license, as specified in 48 C.F.R. 227.7202.1 of DFARS and its successor regulations.

     10.9 Remedies Non-Exclusive. Except as otherwise expressly provided, any remedy provided for in this Agreement is deemed cumulative with, and not exclusive of, any other remedy provided for in this Agreement or otherwise available at law or in equity. The exercise by a party or any remedy shall not preclude the exercise by such party of any other remedy.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of the last signature below.

OEM:

SEATTLE SOFTWARE LABS, INC.

By:    /s/  CG Slatt
   ----------------------------------
Printed Name:    Christopher G. Slatt
             ------------------------

Title:    President & CEO
      -------------------------------

Date:    14 August 1997
      -------------------------------


RSA DATA SECURITY, INC.

By: /s/ D. James Bidzos
   ----------------------------------
Printed Name: D. James Bidzos
             ------------------------
Title: President
      -------------------------------
Date:  8/26/97
      -------------------------------

License/Product Schedule Number:  0897-SEA-O-LPS-1

                                  EXHIBIT "A"

                            LICENSE/PRODUCT SCHEDULE

OEM:

Seattle Software Labs
--------------------------------------------------------

OEM Master License Agreement Number:
--------------------------------------------------------
0797-SEA-O-MLA-1  (the "Agreement")
--------------------------------------------------------

Date of OEM Master License Agreement:
August   , 1997
--------------------------------------------------------

This License/Product Schedule Amends Schedules Dated:
N/A
--------------------------------------------------------

Term of Agreement for this Bundled Product:
Perpetual
--------------------------------------------------------

Bundled Product:
OEM's "WatchGuard VPN" software firewall product currently known as "WatchGuard VPN Remote Office," a security add-on module which filters data in firewall-to-firewall communications and Windows 95 platform client-to-firewall communications.
--------------------------------------------------------------------------------
RSA Software:
BSAFE v.3.0  (provided by RSA on UNIX platform)

--------------------------------------------------------------------------------
OEM may obtain copies of the RSA Software on other platforms as may be generally available at RSA's then current published price list, each additional platform version of which will be covered RSA Software under this Licensed/Product Schedule.

Delivery of RSA Software to OEM:
--------------------------------------------------------------------------------
One (1) copy of each of the RSA Object Code, the RSA Source Code (if licensed hereunder) and the User Manual for the RSA Software identified above:

                    [_]      has been received by OEM, or

                    [X]      will be delivered by RSA as soon as practicable,
but not later than ten (10) business days after the date of execution of this License/Product Schedule.

LICENSE FEES
------------

Source Code License Fee for this License/Product Schedule:

[ * ].

Object Code License Fees for this License/Product Schedule:

     Fixed Dollar License Fee for Bundled Product using only the Currently Licensed Symmetric Algorithms:
     [ * ] for each copy/unit of the Bundled Product.

Prepayment of License Fees for this License/Product Schedule:
[ * ] payable upon execution of this License/Product Schedule.

Present Annual Maintenance Fee for this License/Product Schedule:  [ * ].

SPECIAL TERMS AND CONDITIONS

The following Special Terms and Conditions shall apply to the Bundled Products covered by this License/Product Schedule:

1. No Service Bureau. Section 2.2.3 of this Agreement is amended in its entirety to read as follows:

     No Standalone Product. OEM may not in any way sell, lease, rent, license, sublicense or otherwise distribute the RSA Software or any part thereof or the right to use the RSA Software or any part thereof to any person or entity except as part of a Bundled Product.

2. Amendments. The following amendments shall apply to the specified provisions of the Agreement for the bundled Products covered by this License/Product Schedule as follows:

     a. Section 6.3. Section 6.3 is amended by the deletion of the term "RSA" after the term "(III)" and replacing it with the phrase "either party".

     b. Section 3.8. Section 3.8 is amended by the addition of the following sentence at the end of the section:

         Any information found or developed in the course of such audit shall be treated as Confidential Information in accordance with Section 6 Confidentiality unless otherwise approved by OEM provided, however, that any such Confidential Information may be used during court proceedings stemming from performance of this Agreement.

     c. Section 3.9. Section 3.9 is amended by the deleting of the second sentence of the section, and replacing it with the following sentences:

         OEM shall distribute its Evaluation Copies of the Bundled Product by incorporating the software component of the Bundled Product into and made part of the hardware component of the Bundled Produce ("Hardware Evaluation Copies"). OEM shall recall the Hardware Evaluation Copies within sixty (60) days of distribution. The software component of the Bundled Product shall not operate except as part of the hardware component of the Bundled Product.

     d. Section 7(i). Section 7(i) is amended by Insertion of the following term before the term "8": "6 WHICH IS LIMITED TO HEREIN TO A CLAIM BY OEM FOR ACTUAL DAMAGES), AND".

3. One (1) Year Private Labeling and Limited Sublicensing Option. OEM shall have the option for One (1) Year from the date of execution of this Agreement to exercise the rights as set forth herein (the "Option"). OEM may exercise the Option by notify RSA in writing at least Thirty (30) Days prior to such election.

     a)  Private Labeling.  Notwithstanding anything to the contrary in Section
         1.2 of the Agreement, OEM may authorize a Distributor to private label End User Hardware Products and End
----------
[*] = omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

         User Software Products for redistribution to End User Customers by such Distributor; provided, OEM indicates in its quarterly reports delivered pursuant to Section 3.7 of the Agreement the identity of any Distributor so authorized and the name of the privately labeled Bundled Product so affected. It is understood and agreed that a Distributor authorized to private label may not otherwise, however, modify the Bundled Product or incorporate it into another product for redistribution or resale. The parties agree that the License Fee for private label rights under the Option shall be Fifty Dollars ($50.00) per copy/unit of the Bundled Product.

     b.  Limited Rights to Sublicense. Notwithstanding the provisions of Section
         2.2.1 of the Agreement, if the Option is exercised by OEM, RSA further hereby grants to OEM a non-exclusive, non-transferable, non-assignable license during the term of this License/Product Schedule to sublicense its rights granted in Section 2.1, as limited by Sections 2.2 and 2.3, of the Agreement with respect to the RSA Object Code as part of the Bundled Products to OEM's licensees in the Territory (each, an "OEM Sublicensee") for use only (i) in their own products in which substantial functionality or value is added to the Bundled Products so that such products are not a substitute for the RSA Software, or (ii) in their own privately-labeled products consisting of the Bundled Products with no modifications other than minor packaging changes (collectively, "Sublicensee Products"). All sublicenses permitted under this paragraph shall be subject to all of the following conditions: (i) all such sublicenses will be granted in a signed writing containing at a minimum all of the restrictions set forth in Exhibit "A-1" attached hereto, and RSA shall be an express third party beneficiary of such sublicense agreements; (ii) OEM shall use its best efforts to enforce the provisions of such sublicenses as they relate to RSA and the RSA Software; (iii) the Sublicensee Products shall incorporate the Licensed Functionality of the RSA Object Code in such a way so as to ensure that the security functions of the RSA Object Code may only be accessed by the functionality of the Sublicensee Product in which it is included so that the RSA Object Code shall not be directly accessible to End User Customers or to software products other than the Sublicensee Products;
         (iv) the OEM Sublicensees to whom such rights are sublicensed shall have no further right to sublicense such rights; (v) on or before the date that OEM grants any sublicense hereunder, OEM shall submit to RSA an Exhibit "A" Extension in the form attached as Exhibit "A ___" for the applicable OEM Sublicensee along with prepaid License Fees in the amount of [ * ]; (vi) OEM shall report to RSA in its reports delivered pursuant to Section 3.5 of the Agreement the number of copies of Sublicensee Products which are distributed by all OEM Sublicensees, and shall pay RSA License Fees pursuant to Section 3.3 of the Agreement based on the number of copies distributed applying the same Fixed Dollar License Fees referred to above for the Bundled Products; and
         (vii) any rights of any OEM Sublicensee sublicensed by OEM shall survive only so long as both the Amendment and the sublicense between OEM and such OEM Sublicensee remain in effect.

         THE PROVISIONS OF THIS LICENSE/PRODUCT SCHEDULE ARE PROVIDED AS A BASIS OF DISCUSSION BETWEEN OEM AND RSA AND WILL BECOME BINDING UPON THE PARTIES ONLY IF (1) OEM HAS EXECUTED A OEM MASTER LICENSE AGREEMENT AND HAVE INDICATED THEIR ACCEPTANCE OF THE TERMS CONTAINED IN THIS LICENSE/PRODUCT SCHEDULE BY THEIR SIGNATURES BELOW ON OR BEFORE AUGUST 15, 1997; AND (2) RSA HAS EXECUTED THE OEM MASTER LICENSE AND THIS LICENSE/PRODUCT SCHEDULE.

OEM:

SEATTLE SOFTWARE LABS, INC.

By:    /s/  C.G. Slatt
   -------------------------------------

Printed Name:    Christopher G. Slatt
             ---------------------------

Title:    President & CEO
      ----------------------------------

Date:    14 August 1997
      ----------------------------------


RSA DATA SECURITY, INC.

By: /s/ D. James Bidzos
   -------------------------------------
Printed Name: D. James Bidzos
             ---------------------------
Title:  President
       ---------------------------------
Date: 8/26/97
     -----------------------------------

                                 EXHIBIT "A-1"

                           MANDATORY SUBLICENSE TERMS

     All sublicense agreements for the license of the RSA Object Code in the Bundled Product by OEM to OEM Sublicensees will include all of the following restrictions:

     I. The OEM Sublicensee will receive no greater rights with respect to the Bundled Product that those permitted in Section 2.1 of the Agreement as limited by Sections 2.2 and 2.3 of the Agreement.

     II. The OEM Sublicensee will agree not to remove or destroy any proprietary, trademark or copyright markings or confidentiality legends placed upon or contained within the Bundled Product or any related materials or documentation.

     III. If applicable, the OEM Sublicensee will agree that any sublicense of the Bundled Product to the United States Government or an agency thereof will state that such software is subject to limited rights in technical data and restricted rights applicable to commercial computer software developed entirely at private expense and that any associated documentation will include a restricted rights legend conforming to the Federal Acquisition Regulations
(FARs) or the Department of Defense Federal Acquisition Regulations Supplement (DFARS), as applicable, then in effect that apply to software developed entirely at private expense.

     IV. The OEM Sublicensee will agree not to export or reexport any Bundled Product or any part thereof or information pertaining thereto to any country for which a U.S. government agency requires an export license or other governmental approval without first obtaining such license or approval.

     V. The OEM Sublicensee will agree that, except for the limited licenses granted under the license agreement, OEM and its licensors will retain full and exclusive right, title and ownership interest in and to the Bundled Product and in any and all related patents, trademarks, copyrights or proprietary or trade secret rights.

     VI. OEM will have the right to terminate the license for the OEM Sublicensee's breach of a material term. The OEM Sublicensee will agree that, upon termination of the license, the OEM Sublicensee will return to OEM all copies of the object code and documentation for the Bundled Product or certify to OEM that the OEM Sublicensee has destroyed all such copies, except that the OEM Sublicensee may retain one (1) copy of the object code for the Bundled Product solely for the purpose of supporting the OEM Sublicensee's existing licensees.

     VII. The OEM Sublicensee will agree, to the extent permitted by applicable law, not to reverse compile, disassemble or modify the Bundled Product.

     VIII. The OEM Sublicensee will agree not to distribute the Bundled Product or any part thereof except pursuant to a license agreement meeting the requirements in Section 5.3 of the Agreement.

     IX. The sublicense agreement will state that in no event will OEM or its licensors be liable for indirect, incidental, special, consequential or exemplary damages arising out of or related to the Bundled Product, including but not limited to lost profits, business interruption or loss of business information, even if such party has been advised of the possibility of such damages.

                                   EXHIBIT B

                         LICENSEE SEALS AND TRADEMARKS

RSA Licensee Seal:



Licensees are also permitted to use the following RSA trademarks, as applicable, in ads, product packaging, documentation or collateral materials, provided that they use the correct trademark designator, depicted below, and identify RSA as the owner of the mark.


         RC2(R) Symmetric Block Cipher, RC4(R) Symmetric Stream Cipher
                         RC5(TM) Symmetric Block Cipher
                              BSAFE(TM), TIPEM(TM)
                        RSA Public Key Cryptosystem(TM)
                       MD(TM), MD2(TM), MD4(TM), MD5(TM)


RSA reserves the right to update this Exhibit "B" from time to time upon reasonable notice to licensee.

LICENSED SOFTWARE AND FIELD OF USE RESTRICTION FOR THIS BUNDLED PRODUCT



                                             SOURCE    RIGHT TO INCLUDE
                                              CODE      OBJECT CODE IN           FIELD OF USE       DESCRIBE FIELD OF
                                            LICENSE     BUNDLED PRODUCT           RESTRICTION        USE RESTRICTION


BSAFE                                       YES  NO      YES          NO         YES          NO
 RSA Public Key Cryptosystem                [ ]  [X]     [ ]         [X]         [ ]         [X]
 Diffie-Hellman Key Negotiation             [ ]  [X]     [ ]         [X]         [ ]         [X]
 Bloom-Shamir Secret Sharing                [ ]  [X]     [ ]         [X]         [ ]         [X]
 Data Encryption Standard (DES)             [X]  [ ]     [X]         [ ]         [X]         [ ]           */
 Extended Data Encryption Standard (DESX)   [X]  [ ]     [X]         [ ]         [X]         [ ]           */
 Triple DES (3DES)                          [X]  [ ]     [X]         [ ]         [X]         [ ]           */
 RC2 Variable-Key Size Symmetric Block      [X]  [ ]     [X]         [ ]         [X]         [ ]           */
  Cipher
 RC4 Variable-Key Size Symmetric            [X]  [ ]     [X]         [ ]         [X]         [ ]
 Stream Cipher
 RC5 Variable-Key Size Symmetric Block      [X]  [ ]     [X]         [ ]         [X]         [ ]           */
  Cipher
 MD Hashing Algorithm                       [X]  [ ]     [X]         [ ]         [X]         [ ]           */
 MD2 Hashing Algorithm                      [X]  [ ]     [X]         [ ]         [X]         [ ]           */
 MD5 Hashing Algorithm                      [X]  [ ]     [X]         [ ]         [X]         [ ]           */
 Secure Hashing Algorithm (SHA)             [X]  [ ]     [X]         [ ]         [X]         [ ]           */
 Digital Signature Algorithm (DSA)          [X]  [ ]     [X]         [ ]         [X]         [ ]           */
TIPEM (all set forth below)                 [ ]  [X]     [ ]         [X]         [ ]         [X]
 RSA Public Key Cryptosystem
 Data Encryption Standard (DES)
 RC2 Variable Key Size Symmetric Block
  Cipher
 MD2 Hashing Algorithm
 MD5 Hashing Algorithm
BCERT                                       [ ]  [X]     [ ]         [X]         [ ]         [X]

__________
*/ Solely for privacy in firewall-to-firewall and Windows platform client-to-firewall communications using the Bundled Product.

                             RSA DATA SECURITY(TM)

                       MAINTENANCE AND SUPPORT AGREEMENT

OEM Master License:          0897-SEA-O-MLA-1    Date:  August 13, 1997
                             ----------------           ---------------

License/Product Schedule:    0897-SEA-O-LPS-1    Date:  August 13, 1997
                             ----------------           ---------------

     THIS MAINTENANCE AND SUPPORT AGREEMENT ("Agreement"), effective as of the later date of execution ("Effective Date"), is entered into by and between RSA Data Security, Inc., a Delaware corporation ("RSA"), having a principal address at 100 Marine Parkway, Suite 500, Redwood City, California 94065, and the entity named below ("OEM"), having a principal address as set forth below.

OEM:

Seattle Software Labs, a corporation
----------------------------------------
(Name and jurisdiction of incorporation)

316 Occidental Avenue South
----------------------------------------
(Address)
Suite 300
----------------------------------------
Seattle, WA 98104
----------------------------------------

OEM Legal Contact:

     Don Lenhart, VP 206 521 8373
     -------------------------------------
     (name, telephone and title)

OEM Billing Contact:

     Shari Elsoe, Controller  206 521 8366
     -------------------------------------
     (name, telephone and title)

OEM Technical Contact:

     Chris Boscelo  206 521 8348
     -------------------------------------
     (name, telephone and title)

OEM Commercial Contact:

     Don Lenhart, VP Strategic Development. 206.521.8373
     ---------------------------------------------------
     (name, telephone and title)

Initial Maintenance Fee:    [ * ]

1.   DEFINITIONS

     All capitalized terms used in this Agreement shall have the meaning set forth in the OEM Agreement and License/Product Schedule, unless an alternate definition is set forth below. In the event of any inconsistency, the definitions set forth in this Agreement shall be controlling, but only for the purposes of interpreting or construing this Agreement.

     1.1 "License/Product Schedule" means the schedule identified and having the effective date set forth above which specifies the RSA Software, Licensed Software, use limitations (if any), License Fees, and other matters with respect to the Bundled Product licensed under such License/Product Schedule.

     1.2 "New Release" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number only to the right of the decimal point (e.g., Version 2.2 to Version 2.3).

     1.3 "New Version" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number to the left of the decimal point (e.g., Version 2.3 to Version 3.0).

     1.4 "OEM Agreement" means the agreement identified and having the effective date as set forth above and which specifies the terms and conditions of license of the RSA Software, as further defined in the License/Product Schedule.

     1.5 "RSA Object Code" means the Licensed Software in machine-readable, compiled object code form.

     1.6 "RSA Software" means RSA proprietary software identified as RSA Software on the License/Product Schedule.
----------
[*] = omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

     1.7 "RSA Source Code" means the mnemonic, high level statement versions of the Licensed Software written in the source language used by programmers.

2.   MAINTENANCE AND SUPPORT SERVICES

     2.1 General. This Agreement sets forth the terms under which RSA will provide maintenance and support to OEM for the RSA Software licensed to OEM under the License/Product Schedule identified on the first page hereof, which use is governed by the terms of the OEM Agreement and such License/Product Schedule. The use of and license to any software provided to OEM hereunder shall be governed by the terms of the OEM Agreement and License/Produce Schedule.

     2.2 Support and Maintenance. RSA agrees to provide the maintenance and support specified in this Agreement and OEM agrees to pay RSA's then-current annual support and maintenance fee ("Maintenance Fee").

     2.3 Additional Charges. In the event RSA is required to take actions to correct a difficulty or defect which is traced to OEM errors, modifications, enhancements, software or hardware, then OEM shall pay to RSA its time and materials charges at RSA's rates then in effect. In the event RSA's personnel must travel to perform maintenance or on-site support, OEM shall reimburse RSA for any reasonable out-of-pocket expenses incurred, including travel to and from OEM's sites, lodging, meals and shipping, as may be necessary in connection with duties performed under this Section 2 by RSA.

     2.4 Maintenance Provided by RSA. For periods for which OEM has paid the Maintenance Fee, RSA will provide OEM with the following services:

          2.4.1 Telephone Support. RSA will provide telephone support to OEM during RSA's normal business hours. RSA may provide on-site support reasonably determined to be necessary by RSA at OEM's location specified on page 1 hereof. RSA shall provide the support specified in this Section 2.4.1 to OEM's employees responsible for developing Bundled Products, maintaining Bundled Products, and providing support to End User Customers. No more than two (2) OEM employees may obtain such support from RSA at any one time. On RSA's request, OEM will provide a list with the names of the employees designated to receive support from RSA. OEM may change the names on the list at any time by providing written notice to RSA.

          2.4.2 Error Correction. In the event OEM discovers an error in the Licensed Software which causes the Licensed Software not to operate in material conformance to RSA's published specifications therefor, OEM shall submit to RSA a written report describing such error in sufficient detail to permit RSA to reproduce such error. Upon receipt of any such written report, RSA will use its reasonable business judgment to classify a reported error as either: (i) a "Level 1 Severity" error, meaning an error that causes the Licensed Software to fail to operate in a material manner or to produce materially incorrect results and for which there is no workaround or only a difficult workaround; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the Licensed Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the Licensed Software suffers not material impact. RSA will acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to OEM as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the RSA software.

          2.4.3 New Releases and New Versions. RSA will provide OEM information relating to New Releases and New Versions of the RSA Software during the term of this Agreement. New Releases will be provided at no additional charge. New Versions will be provided at RSA's standard upgrade charges in effect at the time. Any New Releases or New Versions acquired by OEM shall be governed by all of the terms and provisions of the OEM Agreement.

     2.5 Lapsed Maintenance. If this Agreement has lapsed, OEM may obtain a license of a New Release of the applicable RSA Software or any service which is provided as a part of maintenance and support by becoming current on Maintenance Fees as provided in Section 3.1 to the date such New Release is licensed or such service is provided.

3.   MAINTENANCE AND SUPPORT FEES

     3.1 Maintenance and Support Fees. In consideration of RSA's providing the maintenance and support services described herein, OEM agrees to pay RSA the initial Maintenance Fee set forth on the first page hereof. Such amount shall be payable for the first year upon the execution of this Agreement and for each subsequent year in advance of the commencement of such year. The Maintenance Fee may be modified by RSA for each renewal term by written notice to OEM at least ninety (90) days prior to the end of the then-current term. If OEM elects not to renew this Agreement for successive terms (as provided in Section 6.1 below) OEM may re-enroll only upon payment of the annual Maintenance Fee for the coming year and for all Maintenance Fees that would have been paid had OEM not ceased maintenance and support.

     3.2 Taxes. All taxes, duties, fees and other governmental charges of any kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of RSA) which are imposed by or under the authority of any government or any political subdivision thereof on the Maintenance Fees or any aspect of this Agreement shall be borne by OEM and shall not be considered a part of, a deduction from or an offset against Maintenance Fees.

     3.3 Terms of Payment. Maintenance Fees due RSA hereunder shall be paid by OEM to the attention of the Software Licensing Department at RSA's address set forth above on or before the thirtieth (30th) day after the Effective Date and, in the case of renewal terms, prior to the each anniversary thereof. A late payment penalty on any Maintenance Fees not paid when due shall be assessed at the rate of one percent (1%) per thirty (30) days.

     3.4 U.S. Currency. All payments hereunder shall be made in lawful United States currency.

4.   CONFIDENTIALITY

     4.1 Confidentiality. The parties agree that all obligations and conditions respecting confidentiality, use of source code and publicity in
Section 6 of the OEM Agreement shall apply to the parties' performance of this Agreement.

5. USE LIMITATIONS; TITLE; INTELLECTUAL PROPERTY INDEMNITY; LIMITATION OF LIABILITY

     Any an all RSA Software provided to OEM pursuant to this Agreement shall constitute RSA Software under the OEM Master License Agreement. As such, the parties respective interests and obligations relating to the RSA Software, including but not limited to license and ownership rights thereto, use limitations (if any), intellectual property indemnity and limitation of liability, shall be governed by the terms of the OEM Agreement and the License/Product Schedule.

6.  TERM AND TERMINATION

     6.1 Term. This Agreement shall commence on the Effective Date hereof and shall remain in full force and effect for an initial period of one (1) year, unless sooner terminated in accordance with this Agreement. Upon expiration of the initial period and each successive period, this Agreement shall automatically renew for an additional one (1) year period, unless either party has notified the other of its intent to terminate as set forth in Section 6.2.3 herein.

     6.2  Termination.

          6.2.1 Either party shall be entitled to terminate this Agreement at any time on written notice to the other in the event of a material default by the other party of this Agreement and a failure to ______ such default within a period of thirty (30) days following receipt of written notice specifying that a default has occurred.

          6.2.2 This Agreement shall automatically terminate in the event that the OEM Agreement is terminated in accordance with its terms.

          6.2.3 This Agreement may also be terminated by OEM for any or no reason by providing written notice of such intent at least ninety (90) days prior to the end of the then-current term. RSA may cease to offer support and maintenance for future maintenance terms by notice delivered to OEM ninety (90) days or more before the end of the then-current maintenance term.

          6.2.4 Upon (i) the institution of any proceedings by or against either party seeking relief, reorganization or arrangement under any laws relating to insolvency, which proceeding are not dismissed within sixty (60) days; (ii) the assignment for the benefit of creditors, or upon the appointment of a receiver, liquidator or trustee, of any of either party's property or assets; or (iii) the liquidation, dissolution or winding up of either party's business, then and in any such events this Agreement may immediately be terminated by the other party upon written notice.

     6.3 Survival of Certain Terms. The following provisions shall survive any expiration or termination: 2.2, 2.3, 4.2, 6 and 7.

7.   MISCELLANEOUS PROVISIONS

     This Agreement incorporates by this reference Section 10 of the OEM Agreement in its entirety.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of the later signature below.

OEM:

SEATTLE SOFTWARE LABS, INC.

By:   /s/  C.G. Slatt
   ----------------------------------

Printed Name:   Christopher G. Slatt
             ------------------------

Title:   President & CEO
      -------------------------------

Date:   14 August 1997
     --------------------------------


RSA DATA SECURITY, INC.

By:  /s/ D. James Bidzos
    ---------------------------------
Printed Name: D. James Bidzos
             ------------------------
Title: President
      -------------------------------
Date:  8/26/97
      -------------------------------

                            AMENDMENT NUMBER ONE TO
                         OEM MASTER LICENSE AGREEMENT

     THIS AMENDMENT NUMBER ONE TO OEM MASTER LICENSE AGREEMENT (the "Amendment"), effective as of the date of the later signature below, is entered into between RSA Data Security, Inc., a Delaware corporation ("RSA"), and WatchGuard Technologies, Inc., a Delaware corporation ("OEM").

                                   RECITALS

     A. RSA and OEM, under its previous name, "Seattle Software Labs, Inc." entered into that certain OEM Master License Agreement No. 0897-SEA-O-MLA-1 dated as of August 26, 1997 (the "Agreement"), pursuant to which RSA granted to OEM certain limited rights in the RSA Software.

     B. Subsequently, OEM has changed its name to WatchGuard Technologies, Inc.

     C. The parties now wish to amend the Agreement as set forth in this Amendment.

                                   AGREEMENT

NOW, THEREFORE, the parties agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings designated in the Agreement.

     2. Replacement Exhibit "A". RSA and OEM agree that License/Product Schedule No. 0897-SEA-O-LPS-1 (initial Exhibit "A") to the Agreement dated August 26, 1997 is hereby replaced in its entirety with License/Product Schedule No. 0398-WAT-O-LPS-2 (Exhibit "A") attached to this Amendment.

     3. Effect of Amendment. This Amendment is an amendment to the Agreement effective as of the date of the later signature hereto. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall be controlling. Except as expressly amended above, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment and the attached Exhibit "A" to be executed by their duly authorized representatives.

OEM:

WATCHGUARD TECHNOLOGIES, INC.          RSA DATA SECURITY, INC.

By: /s/ C.G. Slatt                     By: /s/ Albert E. Sisto
   --------------------------             ----------------------------

Printed Name: C.G. Slatt               Printed Name: Albert E. Sisto
             ----------------                       ------------------

Title: President & CEO                 Title: Chief Operating Officer
      -----------------------                -------------------------

Date: March 25, 1998                   Date: March 26, 1998
     ------------------------               --------------------------

License/Product Schedule Number: 0398-WAT-O-LPS-2



                                  EXHIBIT "A"

                           LICENSE/PRODUCT SCHEDULE

OEM:
WatchGuard Technologies, Inc. (formerly Seattle Software Labs, Inc.)

OEM Master License Agreement Number:
0897-SEA-O-MLA-1


Date of OEM Master License Agreement:
August 26, 1997

This License/Product Schedule Amends Schedules Dated:
August 26, 1997 and supersedes it in its entirety as of the effective date of this License/Product Schedule No. 0398-WAT-O-LPS-2.

Term Agreement for this Bundled Product:
Perpetual

Bundled Products:
OEM's software VPN firewall product currently known as "WatchGuard Security Management System" which runs on OEM's hardware product currently known as "WatchGuard Firebox." No right is granted herein for a Bundled Product which is an add-on module.

RSA Software:
BSAFE v. 3.0 and BCERT v. 1.0 for UNIX
OEM may obtain copies of the RSA Software on other platforms as may be generally available at RSA's then current published list price, each additional platform version of which will be covered RSA Software under this License/Product Schedule.

Delivery of RSA Software to OEM:
One (1) copy of each of the RSA Object Code, the RSA Source Code (if licensed hereunder) and the User Manual for the RSA Software identified above:

     [X]  consisting of BSAFE v. 3.0 has been received by OEM, and

     [X] consisting of BCERT v. 1.0 will be delivered by RSA as soon as practicable, but not later than ten (10) business days after the date of execution of this License/Product Schedule.